Exhibit 10.7
SUPPLEMENTAL INDENTURE
THIS SECOND SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of October 6, 2023, among the subsidiary guarantors listed on Schedule I hereto (the “Guaranteeing Subsidiaries”), Talen Energy Supply, LLC, a Delaware limited liability company (the “Issuer”), and Wilmington Savings Fund Society, FSB, as trustee under the Indenture (the “Trustee”).
W I T N E S S E T H
WHEREAS, the Issuer has heretofore executed and delivered to the Trustee (i) the indenture, dated as of May 12, 2023 (the “Original Indenture”), between the Issuer and the Trustee, providing for the original issuance of an aggregate principal amount of $1,200,000,000 of 8.625% Senior Secured Notes due 2030 (the “Initial Notes”) and, subject to the terms of the Indenture, future issuances of 8.625% Senior Secured Notes due 2030 (each such issuance, the “Additional Notes,” and together with the Initial Notes, the “Notes”) and (ii) a supplemental indenture to the Original Indenture, among the Issuer, the existing Subsidiary Guarantors listed on Schedule II hereto and the Trustee (the “First Supplemental Indenture” and, together with the Original Indenture, the “Indenture”);
WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Issuer’s Obligations under the Notes and the Indenture (the “Subsidiary Guarantees”); and
WHEREAS, pursuant to Sections 4.08 and 9.01 of the Indenture, the Trustee, the Issuer and the Guaranteeing Subsidiaries are authorized and required to execute and deliver this Supplemental Indenture.
NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiaries, the Trustee and the Issuer mutually covenant and agree for the equal and ratable benefit of the Holders as follows:
1.    Capitalized Terms. Unless otherwise defined in this Supplemental Indenture, capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
2.    Agreement to be Bound; Guarantee. Each of the Guaranteeing Subsidiaries hereby becomes a party to the Indenture as a Subsidiary Guarantor and as such will have all of the rights and be subject to all of the Obligations and agreements of a Subsidiary Guarantor under the Indenture. Each of the Guaranteeing Subsidiaries hereby agrees to be bound by all of the provisions of the Indenture applicable to a Subsidiary Guarantor and to perform all of the Obligations and agreements of a Subsidiary Guarantor under the Indenture. In furtherance of the foregoing, each of the Guaranteeing Subsidiaries shall be deemed a Subsidiary Guarantor for purposes of Article 11 of the Indenture, including, without limitation, Section 11.02 thereof.
3.    NEW YORK LAW TO GOVERN. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
4.    Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.
5.    Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

6.    The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Issuer.
7.    Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

LMBE PROJECT COMPANY LLC
LMBE-MC HOLDCO I LLC
LMBE-MC HOLDCO II LLC
MC PROJECT COMPANY LLC
TALEN CONEMAUGH LLC
TALEN KEYCON HOLDINGS LLC
TALEN KEYSTONE LLC

By:	/s/ Rajat Prakash
	Name:	Rajat Prakash
	Title:	Vice President, Treasurer

TALEN ENERGY SUPPLY, LLC

By:	/s/ Rajat Prakash
	Name:	Rajat Prakash
	Title:	Vice President, Treasurer
[Signature Page to Supplemental Indenture]

WILMINGTON SAVINGS FUND SOCIETY, FSB as Trustee

By:	/s/ Pat Healy
	Name:	Pat Healy
	Title:	Senior Vice President
[Signature Page to Supplemental Indenture]